                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2000
                                                   ---------------

                                   INID Corp.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Wyoming                      000-28531                  86-0970015
         -------                      ---------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


                                   INID Corp.
                                   ----------
                            2480 West Ruthrauff Road,
                            -------------------------
                              Tucson, Arizona 85705
                              ---------------------
                                   Suite 140 N
                                   -----------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (520) 407-1060
                                 --------------
              (Registrant's telephone number, including area code)


                            Blackjack Financial, Inc.
                            -------------------------
                             10130 E. Winding Trail
                             ----------------------
                              Tucson, Arizona 85749
                              ---------------------
                        (former name and former address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to a Plan of Merger dated October 3, 2000, the shareholders of Blackjack Financial, Inc., a Wyoming corporation ("Blackjack"), acquired all of the issued and outstanding capital stock of INeedItDone.com, Inc. ("INeedItDone.com") in a reverse merger share exchange for an aggregate of 445,000 shares of Blackjack's newly issued common stock, par value $0.001 per share (the "Share Exchange"), resulting in a change of control of Blackjack. Pursuant to the plan, Blackjack's sole officer and director resigned and was replaced by new management as set forth below. As a result of the Share Exchange, 100% of the outstanding capital stock of INeedItDone.com is owned by the shareholders of Blackjack and INeedItDone.com, Inc. exists as a wholly owned subsidiary. Concurrent with the Merger, Blackjack changed its name to INID Corp. ("INID") and elected a new board of directors. Prior to the Share Exchange, Blackjack had 1,000,000 shares of common stock issued and outstanding. In connection with the transaction, share certificates representing Daniel L. Hodges' 800,000 common shares of Blackjack were returned to treasury and cancelled. Following the Share Exchange, INID (formerly Blackjack) has 645,000 shares of common stock issued and outstanding. A copy of the Plan is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of the INID's current directors and executive officers and those persons or entities who beneficially own more than 5% of the company's common stock based on 645,000 shares issued and outstanding after the Share Exchange.


Amount of Common Stock  Beneficially Owned      Percent of Common Stock
------------------------------------------      ------------------------
(Directors and Officers)                        Beneficially Owned
                                                ------------------

David L. Perin                                         15.5%
David S. Whittaker                                     15.5%
Arthur G. Cleaver, III                                 15.5%
Scot C. Stedman                                        15.5%


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration provided by the parties pursuant to the Plan of Merger was negotiated between Mr. Hodges, and Mr. Perin. In evaluating the Share Exchange transaction, Mr. Hodges considered criteria such as the value of the assets of INeedItDone.com, INeedItDone.com's ability to compete in its markets and the current and anticipated business operations of INeedItDone.com. INeedItDone.com considered the value of Blackjack's status as a publicly reporting company and its ability to succeed to the reporting status of Blackjack.

                                    BUSINESS

INeedItDone.com, the acquired company, was incorporated in Arizona on February 7, 2000. INID, the current company, seeks to place an individual or business requiring a particular service in contact with another person or business able to provide that service. This is accomplished through a number of means.

For the individual or business requiring services rendered on their behalf, the following options are available: posting advertisements detailing the services required, viewing posted advertisements from other individuals or businesses that specialize in required services, receiving lists of potential bidders which display costs and customer feedback, and completing customer satisfaction surveys which rate the service provider's services.

For the individual or business providing the services for the requesting party, the following options are available: posting advertisements detailing the type of work the can provide (including pictures, links, etc...), searching the job advertisements database in their specialty and bidding on desired jobs in desired locales, completing customer satisfaction surveys which rate the business or individual requesting the service.

INID also offers targeted advertising. Targeted advertising allows contractors and suppliers to purchase advertising banners. These banners are targeted specifically to the areas of interest of the user requesting or providing a particular service. Consequently, targeted advertising presents the provider or requester with advertisements pertaining directly to their type of work or service. Advertisers may also include a hyperlink within the banner which, if clicked, will direct the user to the advertiser's website.

Through the continued use of its website, INID intends to develop an extensive database of user-based demographic information. This data consists of specific information relating to types of jobs selected, costs of services provided, locations chosen and supplies consumed. Such customized information may be packaged and offered for sale.

However, because INID is concerned with the privacy of its customers, all users will be assigned a user ID. This ID will be used for all correspondence between potential requesters and service providers. E-mail addresses will only be released to selected service providers at the time of bid selection and upon approval of the requester. INID intends not sell or make public any private user information (including names, addresses, or email addresses).

The current competitors for this particular market are: the various telephone books, contractor referral agencies and certain similarly focused service websites. Unlike its competitors, INID provides more focused access to the service provider community. Whereas contractor supply companies typically rely on mailings or trade publications for their primary advertising outlets, INID will focus all of the attention of participating contractors to one place- its website. INID provides small contractors and service providers with the ability to reach large, regional audiences for a nominal fee.

                                    EMPLOYEES

INID currently has 4 full-time employees.

                                  RISK FACTORS

AN INVESTMENT IN OUR STOCK INVOLVES A HIGH DEGREE OF RISK.

The achievement of the business objectives is subject to a number of market and other factors beyond INID's control, and the future prospects are speculative. INID's stock should only be purchased by investors who understand the high level of risk that a purchase of the stock entails and who are willing and able if necessary to hold the stock for an extended period of time, or indefinitely, and to risk the loss of their entire investment in the stock. If you are a suitable investor for INID you should fully understand the following material risk factors.

INID'S SERVICES MAY BECOME OBSOLETE.

The success depends on INID's ability to introduce new products and services that are responsive to the demands of the marketplace for service providers and service requesters. In addition, technological, product or service advances by any one or more of our present or potential competitors could render INID's products and services obsolete or less competitive.

THE COMPANY FACES INTENSE COMPETITION IN THE MARKET FOR INTERNET PRODUCTS AND SERVICES.

The market for online service providers is extremely competitive and highly fragmented. INID competes in the overall e-commerce market, as well as in those market segments that correspond to the individual products and services. INID expects competition to persist, increase and intensify in the future as markets for the products and services continue to develop and as additional companies enter each of our markets. INID is aware of numerous online services providers that are focusing significant resources on developing and marketing products and services that will compete with INID's products and services.

Many of INID's current and potential competitors in each of the markets have longer operating histories and significantly greater financial, technical and marketing resources and name recognition than we have. INID faces competition from companies that have been offering similar services on the Internet longer than we have.

INID DOES NOT HAVE AN ACTIVE TRADING MARKET.

INID's shares are not traded on any exchange or bulletin board and there is currently no broadly followed established trading market for the company's shares. INID cannot assure you that any such market will ever develop or be maintained. The absence of an active trading market would reduce the liquidity of an investment in the company's shares.

Any market price for INID's shares is likely to be very volatile, and numerous factors beyond INID's control may have a significant adverse effect on prices.

INID'S COMMON STOCK IS SUBJECT TO PENNY STOCK REGULATION.

INID's common stock is considered penny stock and is, therefore, subject to the Securities Enforcement Remedies and Penny Stock Reform Act of 1990. Penny stock, as defined by the Penny Stock Reform Act, is any equity security not traded on an exchange or quoted on Nasdaq that has a market price of less than $5.00 per share. This classification requires additional disclosure in connection with any trades, including the delivery to purchasers, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the associated risks. The regulations applicable to penny stocks could severely limit the market liquidity of the company's common stock and could limit your ability to sell securities in the secondary market.

AN INVESTMENT IN INID'S COMMON STOCK MAY BE VERY ILLIQUID.

INID's shareholders could find that there is nobody willing to purchase their shares when they want to sell, and it is possible that our shareholders could lose their entire investment in our stock. The company has never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.

FORWARD-LOOKING STATEMENTS.

If INID makes any forward-looking statements or assumptions concerning its future business activities, revenues, profits or financial condition, or if INID make any forward-looking statements concerning industry, the economy, technological changes or the competition, you should recognize that predictions and assumptions are subject to a great deal of uncertainty. Actual results could differ materially from these predictions and assumptions, particularly given the highly speculative nature of INID's business and that of other Internet-related businesses in our industry. If INID's predictions prove to be too optimistic, the value of the business could be adversely impacted and the shareholders will probably lose money.

                                    PROPERTY

INID's executive office and principal place of business is located in the Ruthrauff Commerce Center located at 2480 West Ruthrauff Road, Suite 140N, Tucson, Arizona 85705. INID leases this property from an unaffiliated person on a month-to-month basis. INID entered this lease on June 7, 2000. Under the terms of the lease, INID occupies an office (220 square feet) with secure entry, an efficiency kitchen and conference room, for $490.00 per month.

As required by the terms of the company's lease, INID maintains a public liability insurance policy in the amount of $1,000,000, for monthly premiums of $29.50.

                                   LITIGATION

There is no current or pending litigation against INID Corp. or it's officers.

                            DESCRIPTION OF SECURITIES

The Company has an authorized capitalization of 100 million shares of common stock, $.001 par value per share ("Common Stock").

COMMON STOCK

         Following the Share Exchange, there were 645,000 shares of INID's Common Stock issued and outstanding. Each shareholder of Common Stock, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on. INID's articles do not provide for cumulative voting or preemptive rights.

TRANSFER AGENT

         The transfer agent for the INID's Common Stock is Holladay Stock Transfer Company, located at 2939 North 67th Place, Scottsdale, Arizona 85251.

                  DIVIDEND; MARKET FOR THE COMPANY'S SECURITIES

         During the last two years, no dividends have been paid on Blackjack's stock and INID does not anticipate paying any cash dividends in the foreseeable future.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The following persons are the current directors, executive officers and significant employees:

NAME                            AGE                    POSITION
----                            ---                    --------

David L. Perin                  38          President & Chief Executive Officer
Arthur G. Cleaver, III          50          Secretary & Treasurer
David S. Whittaker              44          Vice President of Web Technology
Scot C. Stedman                 35          Chief Operating Officer

Each director is elected to hold office until the next annual meeting of stockholders and until his Successor is elected and qualified. All officers serve at the discretion of the Board of Directors.

         DAVID L. PERIN. Mr. Perin has served as the President and Chief Executive Officer of INeedItDone.com since February, 2000. Since 1989, Mr. Perin has served in the Arizona Air National Guard 162FW as a Training Device Manager for 9 F-16 flight simulators assigned to his unit, and four flight simulators assigned to other units. As a Training Device Manager, Mr. Perin's duties include: problem solving for complex simulation issues, testing simulation-related software, creating evaluation service programs for simulators in the Air Force and designing spreadsheet programs for performance evaluations, database audit systems and database critique systems.

         DAVID S. WHITTAKER. Mr. Whittaker has served as INeedItDone.com, Inc.'s Vice President of Web Technology since February, 2000. Since 1998, Mr. Whittaker has served in the Arizona Air National Guard 162FW as a Training Device Manager for F-16 flight simulators. As a Training Device Manager, Mr. Whittaker's duties include: monitoring and maintaining an information database for training device status and utilization, serving as the Group Local Area Network System Administrator, and managing contractor logistics support contracts for a number of flight simulators. From 1991 to 1998, Mr. Whittaker served in the Arizona Air National Guard 162FW as an Avionics Intermediate Shop Technician. As an Avionics Intermediate Shop Technician, Mr. Whittaker performed comprehensive scheduled inspections, in-depth troubleshooting, detailed malfunction analysis and resolved maintenance problems on F-16 avionics line replaceable units and automated and manual test equipment.

         ARTHUR G. CLEAVER, III. Mr. Cleaver has served as the Secretary & Treasurer of INeedItDone.com, Inc. since February, 2000. Since 1995, Mr. Cleaver has served in the Arizona Air National Guard 162FW as a program administrator. He is currently the Employee Assistance Program Coordinator and his duties include: directing programs to assist personnel in resolving work-related and personal problems and maintaining working relationships with community-based agencies providing human services. Prior to this Mr. Cleaver served as the Executive Officer for the 162nd Support Group, functioning as Deputy Group Commander and performing executive level administrative functions for the 162nd Support Group. Also during that time, Mr. Cleaver served as Chief of Social Actions, where he directed human relations and substance abuse programs for the installation.

>From 1994 to 1995, Mr. Cleaver served as an Enrollment Advisor for the University of Phoenix. As the University's Enrollment Advisor, Mr. Cleaver recruited and advised students pursuing their Master of Counseling, Master of Arts in Education, and Bachelor and Master of Science in Nursing programs. Additionally, Mr. Cleaver planned and conducted public relations and recruitment programs.

         Scot C. Stedman. Mr. Stedman has served as INeedItDone.com, Inc.'s Chief Operating Officer since February 2000. Since 1984, Mr. Stedman has served in the Arizona Air National Guard 162FW as a Contracting Specialist. As a Contracting Specialist, Mr. Stedman is responsible for the procurement and administration of all Automated Data Processing Equipment, construction acquisition, and other acquisitions of high technical or economic value. Mr. Stedman acts as a negotiator for contract arbitration and resolution.

                             EXECUTIVE COMPENSATION

INID has not paid, nor does it owe, any compensation to our executive officers for the interim period ended August 31, 2000.

INID's by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors. As of the date of this Form 8-K, no salaries or other compensation have been paid to any of our Board of Directors, individually or as a group.

                              RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND RELATED TRANSACTIONS

         No member of the management, officers, or directors is or has a direct or indirect interest in a material transaction or contract with INID.

INDEBTEDNESS OF MANAGEMENT

         INID has not entered into any loans with its officers or directors.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Wyoming law authorizes a Wyoming corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the company. The Articles of Incorporation provide for indemnification of the directors of the INID. In addition, INID's Bylaws provide for indemnification of the directors, officers, employees or agents of the company. In general, these provisions provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements are set forth below.




                              INEEDITDONE.COM, INC.
                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                                 AUGUST 31, 2000



                                    CONTENTS

                                                                       Page
                                                                       ----

Independent Auditor's Report...........................................F - 1

Balance Sheets
 August 31, 2000.......................................................F - 2

Statements of Operations for the period February 3, 2000
 (inception) to August 31, 2000........................................F - 3

Statement of Stockholders' Equity
 Since February 3, 2000 (inception) to August 31, 2000.................F - 4

Statements of Cash Flows for the period February 3, 2000
 (inception) to August 31, 2000........................................F - 5

Notes to Financial Statements..........................................F - 6

                          INDEPENDENT AUDITOR'S REPORT


INeedItDone.com, Inc.
(A Development Stage Company)


         We have audited the accompanying balance sheet of INeedItDone.com, Inc. (a development stage company) as of August 31, 2000, and the related statements of operations and cash flows and the statement of stockholders' equity from February 3, 2000 (inception) to August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INeedItDone.com, Inc.(a development stage company) as of August 31, 2000, and the results of its operations and its cash flows for the period February 3, 2000 (inception) to August 31, 2000 in conformity with generally accepted accounting principles.

                                                  Respectfully submitted


                                                  /s/ Brent Davies
                                                  ----------------------------
                                                  Certified Public Accountants

Salt Lake City, Utah
September 19, 2000
(except Note 6 for which the
date is October 3, 2000)

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                                  BALANCE SHEET
                                  -------------


                                                      August 30,
                                                      ----------
                                                        2000
                                                      ----------

Assets:
 Cash                                                 $  52,796
                                                      ----------
 Fixed Assets
   Software                                              26,317
   Office Equipment & Computers                          15,295
      Less Accumulated Depreciation                     (6,935)
                                                      ----------
          Net Fixed Assets                               34,677
                                                      ----------
     Total Assets                                     $  87,473
                                                      ==========
Liabilities:
 Accounts Payable                                     $   1,379
 Accrued Liabilities                                        552
                                                      ----------
     Total Liabilities                                    1,931
                                                      ----------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 445,000 shares at
    August 31, 2000                                         445
  Paid-In Capital                                       124,555
  Retained Deficit                                            -
  Deficit Accumulated During the
    Development Stage                                   (39,458)
                                                      ----------

     Total Stockholders' Equity                          85,542
                                                      ----------

     Total Liabilities and
       Stockholders' Equity                           $  87,473
                                                      ==========






   The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------


                                                                 Cumulative
                                               Period from         since
                                               February 3,       February 3,
                                                  2000              2000
                                             (Inception) to     inception of
                                               August 31,       development
                                                  2000             stage
                                             -------------     -------------
Revenues:                                    $          -      $          -

Expenses:
   Marketing & Advertising                          2,500             2,500
   General & Administrative                        36,958            36,958
                                             -------------     -------------

     Net Loss                                $    (39,458)     $    (39,458)
                                             -------------     -------------

Basic & Diluted loss per share               $      (0.09)
                                             =============



   The accompanying notes are an integral part of these financial statements.


                                             INEEDITDONE.COM, INC.
                                             ---------------------
                                         (A Development Stage Company)
                                         -----------------------------
                                       STATEMENT OF STOCKHOLDERS' EQUITY
                                       ---------------------------------
                             SINCE FEBRUARY 3, 2000 (INCEPTION) TO AUGUST 31, 2000
                             -----------------------------------------------------

                                                                                                  Deficit
                                                                                                Accumulated
                                                                                                  During
                                          Common Stock              Paid-In        Retained     Development
                                       Shares        Par Value      Capital         Deficit        Stage
                                    ------------   ------------   ------------   ------------   ------------
Balance at February 3, 2000
(inception)
                                              -    $         -    $         -     $        -    $         -

February 14, 2000 Issuance of
 Stock for Cash                         445,000            445        124,555              -              -

Net Loss                                      -              -              -              -        (39,458)
                                    ------------   ------------   ------------   ------------   ------------

Balance at August 31, 2000              445,000    $       445    $   124,555    $         -    $   (39,458)
                                    ============   ============   ============   ============   ============



                  The accompanying notes are an integral part of these financial statements.

                                                      F-4

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                                                   Cumulative
                                                 Period from          Since
                                               February3, 2000  February 3, 2000
                                                inception to       inception of
                                                 August 31,         Development
                                                    2000              Stage
                                                -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------
Net Loss                                        $    (39,458)     $    (39,458)
Adjustments used to reconcile net income
to net cash provided by (used in)
operating activities:
   Depreciation and amortization                       6,935             6,935
Changes in operating assets and liabilities:
   Increase (Decrease) in Accounts Payable             1,379             1,379
   Increase (Decrease) in Accrued Expenses               552               552
                                                -------------     -------------
   Net Cash Used in operating activities             (30,592)          (30,592)
                                                -------------     -------------
CASH FLOWS FROM INVESTING
-------------------------
ACTIVITIES:
-----------
   Acquisition of property & equipment               (41,612)          (41,612)
                                                -------------     -------------
   Net cash used by investing activities             (41,612)          (41,612)
                                                -------------     -------------
CASH FLOWS FROM FINANCING
-------------------------
ACTIVITIES:
-----------
Proceeds from issuance of common stock               125,000           125,000
                                                -------------     -------------
Net Cash Provided by Financing Activities            125,000           125,000
                                                -------------     -------------
Net (Decrease) Increase in
  Cash and Cash Equivalents                           52,796            52,796
Cash and Cash Equivalents
  at Beginning of Period                                   -                 -
                                                -------------     -------------
Cash and Cash Equivalents
  at End of Period                              $     52,796      $     52,796
                                                =============     =============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------
Cash paid during the year for:
  Interest                                      $          -      $          -
  Franchise and income taxes                    $          -      $          -
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
-----------------------------------------------------------
ACTIVITIES: None
----------


   The accompanying notes are an integral part of these financial statements.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2000
                                 ---------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

         This summary of accounting policies for INeedItDone.com, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation
--------------------------------------

         The Company was incorporated under the laws of the State of Arizona on February 3, 2000. Since February 3, 2000 the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business
------------------

         The Company has no products or services as of August 31, 2000. The Company was formed for the purpose of engaging in internet services and any other activity within the purposes for which corporations may be formed. Planned operations include a service website that allows people and companies to advertise work or services needed, and receive bids or offers on such in a secure manner.


Cash and Cash Equivalents
-------------------------

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates
--------------------------

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2000
                                 ---------------
                                   (Continued)
                                   -----------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Loss per Share
--------------

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

--------------------------------------------------------------------------------
                                                                  Per-Share
                                  Income           Shares           Amount
                               ------------     ------------     ------------
                               (Numerator)     (Denominator)

                                  For the Period February 3, 2000 (inception)
                                  -------------------------------------------
                                            to August 31, 2000
                                            ------------------
Basic Loss per Share
Loss to common shareholders    $   (39,458)         445,000      $     (0.09)
                               ------------     ------------     ------------
--------------------------------------------------------------------------------

         The effect of outstanding common stock equivalents would be anti-dilutive for August 31, 2000 and are thus not considered.

Advertising Expense
-------------------

         Advertising costs are expensed when the services are provided.

Property and Equipment
----------------------

         Property and equipment is stated at cost. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight-line basis from 3 to 5 years.

         Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss.

         Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their useful lives.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2000
                                 ---------------
                                   (Continued)
                                   -----------

NOTE 2 - INCOME TAXES
---------------------

         In accordance with SFAS 109, the Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between the financial statement reporting and the tax bases of the assets and liabilities, and are measured at the enacted tax rates that will be in effect when the differences are expected to reverse. Such differences principally arise from the timing of income and expense recognition for accounting and tax purposes.

         The application of SFAS 109 does not have any material effect on the assets, liabilities, or operations for the periods presented in these financial statements. Deferred tax assets arising from the Company's net operating loss carryforwards have been fully offset by a valuation allowance.

         At August 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $39,000 which are available to offset future taxable income. The Company's utilization of these carryforwards may be restricted due to changes in ownership during the year. The components of the deferred tax asset as of August 31, 2000 are as follows:

                                                 August 31,
                                                 ----------
                                                    2000
                                                 ----------
Deferred Tax Asset:
  Net operating loss carryforward                $  13,260
Valuation Allowance                                (13,260)

Net Deferred Tax Asset                           $       -
                                                 ===========

NOTE 3 - DEVELOPMENT STAGE COMPANY
----------------------------------

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

                              INEEDITDONE.COM, INC.
                              ---------------------
                          (A Development Stage Company)
                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 AUGUST 31, 2000
                                 ---------------
                                   (Continued)
                                   -----------

NOTE 4 - COMMITMENTS
--------------------

         The Company leases office premises for $490.44 per month on a month to month basis. The lease provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

Rent expense for August 31, 2000 was $2,354.

The Company has committed $40,000 for web hosting services from EPIQ Technologies, Inc. $25,000 was paid prior to August and the balance is due in September. Monthly hosting charge is $129.95 plus additional storage space at $1 per 5MB per month.

NOTE 5 - STOCK ISSUANCE
-----------------------

         On February 14, 2000 the Company issued 445,000 shares of common stock to the six founders for a total consideration of $125,000 cash.

NOTE 6 - MERGER
---------------

         On October 6, 2000 the Company entered into an Acquisition Agreement with INID Corp. (formerly Blackjack Financial, Inc.) (a public company). Shareholders of the Company will receive 1 share of the public company's common stock for each common share of the Company owned on October 6, 2000. The acquisition will be reported as a reverse acquisition with IneedItDone.com, Inc. being the survivor for accounting purposes.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On October 3, 2000 INID Corp. (formerly Blackjack Financial, Inc.) ("INID") and INeedItDone.com, Inc. (".com") executed the Merger Agreement that provides for the Merger of .com with and into INID. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the June 30, 2000 historical financial statements of INID and August 31, 2000 historical financial statements of .com contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with .com treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of August 31, 2000. The unaudited pro forma condensed combined statement of operations presents the results of operations of the Surviving Corporation, assuming the merger was completed on October 1, 1999.

         The unaudited pro forma condensed combined financial statements have been prepared by management of INID and .com based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both INID and .com (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."


                                       UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                       -------------------------------------------
                                                     AUGUST 31, 2000
                                                     ---------------


                                                                                            Pro Forma
                                                               INID      INeedItDone.com,   Pro Forma       Combined
                                                               Corp.           Inc.        Adjustments      Balance
                                                            ------------   ------------   ------------   ------------
ASSETS
------
Current Assets                                              $         -    $    52,796    $         -    $    52,796
Fixed Assets (net)                                                    -         34,677              -         34,677

     Total Assets                                           $         -    $    87,473    $         -    $    87,473
                                                            ============   ============   ============   ============

LIABILITIES AND STOCKHOLDERS'
-----------------------------
EQUITY
------
Accounts Payable & Accrued Expenses                         $         -    $     1,931    $         -    $     1,931
                                                            ------------   ------------   ------------   ------------
     Total Liabilities                                                -          1,931              -          1,931
                                                            ------------   ------------   ------------   ------------

Stockholders' Equity:
  Common Stock                                                    1,000            445           (800)  A        645
  Additional Paid in Capital                                        955        124,555              -        125,510
  Accumulated Deficit                                            (1,075)             -          1,075   B          -
  Deficit Accumulated During the
     Development Stage                                             (880)       (39,458)             -        (40,338)
                                                            ------------   ------------   ------------   ------------
     Total Stockholders' Equity (Deficit)                             -         85,542            275         85,817
                                                            ------------   ------------   ------------   ------------

     Total Liabilities and Stockholders' Equity             $         -    $    87,473    $       275    $    87,748
                                                            ============   ============   ============   ============


                    See accompanying notes to unaudited pro forma condensed combined financial statements.


                                      UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                                      --------------------------------------------
                                        FOR THE TEN MONTHS ENDED AUGUST 31, 2000
                                        ----------------------------------------

                                                                                                          Pro Forma
                                                               INID      INeedItDone.com   Pro Forma       Combined
                                                               Corp.           Inc.       Adjustments      Balance
                                                            ------------   ------------   ------------   ------------
Revenues:                                                   $         -    $         -    $         -    $         -

Expenses:
   Marketing & Advertising                                            -          2,500              -          2,500
   General & Administrative                                         880         36,958              -         37,838

Net Loss                                                    $      (880)   $   (39,458)   $         -    $   (40,338)
                                                            ============   ============   ============   ============

Loss per share                                              $         -    $     (0.09)             -    $     (0.05)

Weighted average shares outstanding                           1,000,000        452,656              -        845,000



                    See accompanying notes to unaudited pro forma condensed combined financial statements.




NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
--------------------------------------------------------------------

(1) GENERAL

In the merger, .com will be merged with and into INID, with the shares of outstanding .com Common Stock converted into an aggregate of approximately 445,000 shares, or approximately 69% of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments, and total share of INID Stock issued and outstanding prior to the Effective Time will be approximately 31% of the Common Stock outstanding subsequent to the Merger. INID has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of INID.

(2) FISCAL YEAR ENDS

         The unaudited pro forma condensed combined statements of operations for the ten months ended August 31, 2000, include INID's and .com's operations on a common fiscal year. The financial statements of .com have been conformed to the fiscal year ended September 30, 2000 by including the operating results of .com for the period February 3, 2000 (inception) to August 31, 2000 and including such results for the ten months ended August 31, 2000.


(3) PRO FORMA ADJUSTMENTS

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of August 31, 2000, are described below:

         (A) Cancellation of 800,000 shares of common stock

         (B) Record merger by converting .com Common stock to newly issued shares of INID Common Stock, par value $0.001 per share.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

         There are no anticipated adjustments to the statements of operations as a result of the merger.

         (c) The Exhibits to this Report are listed in the Exhibit Index set forth below.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INID Corp.
(fka Blackjack Financial, Inc.)



By: /s/ David L. Perin
   ----------------------
        David L. Perin
        President and CEO


October 3, 2000

                                  EXHIBIT INDEX


2.1 Plan of Merger between INeedItDone.com, Inc. and the shareholders of Blackjack Financial, Inc., dated October 3, 2000

3.1 Articles of Incorporation of INeedItDone.com, Inc.

3.2 By-Laws of INeedItDone.com

                                       11